UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 14, 2025
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Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-41770	92-1941413
(Commission File Number)	(IRS Employer Identification No.)

225 Wyman St., Suite 250
Waltham, MA 02451	781-755-3655
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
As disclosed in Veralto Corporation’s (the “Company”) definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2025 (the “Proxy Statement”), the Company’s Board of Directors (the “Board”) approved amendments (the “Charter Amendments”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (a) phase out the classification of the Board and instead provide for the annual election of directors commencing with the Company's 2026 annual meeting of shareholders, and (b) eliminate the supermajority voting requirements in the Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”), subject in each case to shareholder approval at the Company’s 2025 annual meeting of shareholders held on May 14, 2025 (the “Annual Meeting”). At the Annual Meeting, shareholders considered and approved the Charter Amendments. On May 15, 2025, the Company filed with the Secretary of State of Delaware a Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) that reflects the Charter Amendments, which was effective upon filing.
The Amended and Restated Certificate of Incorporation that reflects the approved Charter Amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Contingent upon shareholder approval of the Charter Amendments at the Annual Meeting, the Board approved an amendment to the Bylaws to conform the Bylaws to the proposed Charter Amendments, as described above. Such amendment is reflected in the Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”), a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference. The Amended and Restated Bylaws became effective contemporaneously with the filing of the Amended and Restated Articles of Incorporation.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
The information set forth under Item 3.03 above is incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the Annual Meeting held on May 14, 2025, the Company’s shareholders voted on the following proposals:
1.To elect the four Class II directors named in the Proxy Statement to a three-year term expiring at the 2028 annual meeting of shareholders and until his or her successor is elected and qualified. Each nominee for Class II director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Daniel L. Comas	210,489,350	3,829,275	104,970	10,725,388
Walter G. Lohr, Jr.	196,686,863	16,369,267	1,367,465	10,725,388
John T. Schwieters	203,345,972	10,972,330	105,293	10,725,388
Cindy L. Wallis-Lage	202,150,217	12,075,045	198,333	10,725,388
2.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved by a vote of shareholders as follows:

For	224,318,891
Against	251,237
Abstain	578,855
3.To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	199,519,932
Against	14,704,783
Abstain	198,880
Broker Non-Votes	10,725,388
4A.To approve amendments to the Company’s Amended and Restated Certificate of Incorporation to phase out the classification of the Board. The proposal was approved by a vote of shareholders as follows:

For	214,159,889
Against	114,429
Abstain	149,277
Broker Non-Votes	10,725,388
4B.To approve amendments to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirements. The proposal was approved by a vote of shareholders as follows:

For	213,987,122
Against	326,323
Abstain	110,150
Broker Non-Votes	10,725,388

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Veralto Corporation
3.2	Second Amended and Restated Bylaws of Veralto Corporation
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: May 15, 2025	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary